UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )
(as filed)

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SUPERTEX, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 14, 2009

To the Shareholders of Supertex, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 14, 2009 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	Election of Directors. To elect directors to serve for the ensuing year and until their successors are elected.

2.	Adoption of the 2009 Equity Incentive Plan. To approve the adoption of the 2009 Equity Incentive Plan.

3.	Ratification of Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for fiscal year 2010.

4.	Other Business. To transact such other business as may properly come before the meeting or any adjournment thereof.

The names and biographies of the nominees for directors and a description of the other items to be voted on as well as other matters are set forth in the enclosed Proxy Statement which should be considered as part of this notice.

Only shareholders of record at the close of business on June 19, 2009 are entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.  However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope or to submit the proxy via the Internet or by telephone.  Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.  Please note, however, that if your shares are held on record by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain from the record holder a proxy in your name.

                                                                                By Order of the Board of Directors

Henry C. Pao
President & CEO
Sunnyvale, California
July 2, 2009

PROXY STATEMENT

SOLICITATION OF PROXY, REVOCABILITY AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Supertex, Inc., a California corporation (the "Company"), for use at the 2009 Annual Meeting of Shareholders to be held on August 14, 2009 at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089.  The Company's telephone number at that address is (408) 222-8888.

These proxy solicitation materials were first sent on or made available on or about July 3, 2009 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company at the Company’s principal executive offices, 1235 Bordeaux Drive, Sunnyvale, California 94089 a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person.  Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation

The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material that may be furnished to shareholders.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees.  The Company may retain the services of an outside proxy solicitation firm at an estimated cost of $10,000 to $20,000.  The solicitation of proxies may also be made by the use of mail and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation for such solicitation.

Voting

Only shareholders of record at the close of business on June 19, 2009 (the "Record Date") are entitled to notice of and to vote at the meeting.  On the Record Date, 12,893,114 shares of the Company's common stock, no par value, were issued and outstanding.  Therefore, the presence at the Annual Meeting, either in person or by proxy, of a majority or 6,446,558 shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting.  Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected.  However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.  On all other matters, each share has one vote.  The five director candidates who receive the most votes will be elected to fill the seats on the Board.  Approval of each of the proposals requires the favorable vote of a majority of the votes “represented and voting” on that proposal at the Annual Meeting (the “Votes Cast”) provided that the favorably voting shares comprise at least a majority of the required quorum, which for this meeting means at least 3,223,279 shares.  An automated system administered by the Company's transfer agent, Registrar and Transfer Company, tabulates the votes.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Record Date.  Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as Votes Cast with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that, in the absence of contrary controlling authority, abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal.  Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.  A broker “Non-Vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has received no instruction from the beneficial owner.

Accordingly, in general abstentions and broker “non-votes” will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.  However, the number of shares voting in favor of any proposal must constitute at least a majority of the required quorum for the Annual Meeting. Many brokers are subject to rules which prohibit them from voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules currently prohibit the brokers to vote with respect to proposals related to equity compensation, such as Proposal 2, absent such instruction but such rules currently do not prohibit the brokers to vote in the election of directors and on Proposal 3 related to ratification of accountants in the absence of such instructions if and as they choose.  As a result, if your shares are not registered in your name but rather in the name of a bank brokerage firm, or other nominee, you are a street name shareholder and your failure to instruct your broker how to vote your shares as to Proposal 2 means that your shares will not be voted on Proposal 2 and will not count as Votes Cast.

Voting via the Internet and by Telephone

Shareholders whose shares are registered in the name of a bank brokerage firm, or other nominee (“street name shareholders”) may be eligible to vote electronically through the Internet or by telephone. Many banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online and telephone program. This program provides eligible street name shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for street name shareholders whose banks or brokerage firms participate in Broadridge’s online and telephone program.

Shareholders whose shares are registered in their name (“registered shareholders”) may vote electronically through the Internet or by telephone by following the instructions included with their proxy card. A registered  shareholder not wishing to vote electronically through the Internet or by telephone should complete and return the enclosed paper proxy card. Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect the right to vote in person at the Annual Meeting (see Revocability of Proxies).

Internet and Electronic Availability of Proxy Materials

As permitted by the Securities and Exchange Commission (the “SEC”), the Company is arranging for a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to be sent via email or by US Postal Service to street name shareholders. All street name shareholders will have the ability to access this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2009 as filed with the SEC on June 9, 2009 on a website referred to in the Notice of Availability or to request a printed set of these materials at no charge. Instruction on how to access these materials over the Internet or to request a printed copy may be found in the Notice of Availability.

This Proxy Statement and the accompanying form of Proxy are being mailed to registered shareholders on or about July 3, 2009.

Any shareholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to shareholders and will reduce the impact of annual meeting on the environment. A shareholder’s election to receive proxy materials by email will remain in effect until the shareholder terminates it.

Procedure and Deadline for Director Nominations by Shareholders for 2010 Annual Meeting

The By-Laws of the Company require advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The Audit and Corporate Governance Committee may also consider nominees timely proposed by the shareholders in recommending the nominees for director.

Nominees for election to the Board of Directors are recommended by the Audit and Corporate Governance Committee of the Board; nominations may also be made by any shareholder of record who complies with the following provisions. Shareholder nominations shall be made pursuant to written notice to the Secretary of the Company delivered or received at 1235 Bordeaux Drive, Sunnyvale, California 94089 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. Nominations for election to the Board at our 2010 Annual Meeting of Shareholders must be received no later than March 5, 2010. Such notice shall set forth: (i) as to each person whom the shareholder proposed to nominate for election or re-election as director (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person over at least the last five years, (c) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (d) a statement as to the person’s citizenship, (e) a description of all arrangements or understandings between the person and the nominating shareholder pursuant to which such nomination is being made, (f) the consent of such person to serve as a director of the Company if so elected, and (g) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the shareholder giving notice, (a) the name and record address of the shareholder and (b) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

Procedure and Deadline for Shareholders to Make Proposals for 2010 Annual Meeting

The By-Laws of the Company require advance notification of the intent of any shareholder to make a proposal at the Company’s annual meeting. In order for a shareholder of record to propose business to be included in our Proxy Statement for the 2010 Annual Meeting of Shareholders or presented at the 2010 Annual Meeting, in addition to other requirements, such shareholder must give written notice to the Secretary of the Company delivered or received at 1235 Bordeaux Drive, Sunnyvale, California 94089 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with this year’s annual meeting. Proposals that are intended to be presented at our 2010 Annual Meeting of Shareholders must be received no later than March 5, 2010. Such notice shall set forth (a) a brief description of the business desired to be brought before the meeting, (b) the name and record address of the shareholder proposing such business, (c) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business, and (e) any such other information concerning the shareholder making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

The nominees for the upcoming election of directors include three independent directors, as defined in the listing standards of the NASDAQ Stock Market, Inc. (“NASDAQ”), and two members of the Company’s senior management.  Each director serves a one-year term, as described below, with all directors subject to annual election.

The Board of Directors, based on the recommendation of the Audit and Corporate Governance Committee, has nominated the persons listed on the following page to serve as directors for the term beginning at the Annual Meeting of Shareholders on August 14, 2009.  Unless proxy cards are otherwise instructed, the person named, as proxy will vote all proxies received FOR the election of each nominee in this section.

If any director nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the person named as proxy may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy, or (2) for the balance of the nominees, leaving a vacancy.  Alternatively, the Board may reduce the size of the Board.  The Board has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director.  The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until such person's successor has been elected and qualified.  The names and biographical information for each nominee are set forth as follows (ages are as of March 28, 2009):

Name of Nominee	Age	Principal Occupation	Director Since

Henry C. Pao (1)	71	President and Chief Executive Officer of the Company	1976
Benedict C. K. Choy (2)	63	Senior Vice President of the Company	1986
W. Mark Loveless (1) (3) (4)	57	Partner, Burr, Pilger and Mayer, LLP	2000
Elliott Schlam (3) (4)	68	President, Elliott Schlam Associates	2000
Milton Feng (1) (3) (4)	59	Chair Professor of Electrical and Computer Engineering, Research Professor of Microelectronics and Nanotechnology Laboratory Research Professor of Coordinate Science Laboratory, University of Illinois, Champaign-Urbana	2001
___________________________________________________________________

(1)	Member of the Board’s Compensation Committee.

(2)	Mr. Choy did not serve on the board from August 20, 2004 through January 18, 2006.

(3)	Member of the Board’s Executive Compensation Committee.

(4)	Member of the Board’s Audit and Corporate Governance Committee.

There is no family relationship between any director, nominee or executive officer of the Company.

Henry C. Pao is a founder of Supertex and has served as President, Chief Executive Officer, and as a Director since the Company's formation in 1976.  He also served as Chief Financial Officer until October 2006. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM.  He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

Benedict C. K. Choy, a founder of the Company, joined Supertex in fiscal 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since February 1988. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He has a B.S. degree in Electrical Engineering from the University of California, Berkeley. Mr. Choy was a member of the board of directors from 1986 through August 20, 2004.  In January 19, 2006, Mr. Choy was appointed by the board as a member of the board of directors of the Company to fill a vacated position and has served since.

W. Mark Loveless has been a partner of Burr, Pilger & Mayer, an accounting and consulting firm headquartered in San Francisco, CA, since May 2002.  From March 2001 to May 2002, Mr. Loveless was an independent financial consultant.  From November 1999 to March 2001, Mr. Loveless served as the Chief Financial Officer of NPoint Inc., an embedded software company located in Los Gatos, CA. Prior to joining NPoint, Inc. in November 1999, Mr. Loveless had been with PricewaterhouseCoopers LLP, since 1978. Mr. Loveless was a Business Assurance Partner from 1990 to 1999 with PricewaterhouseCoopers LLP, in San Jose, CA in their Technology Sector where he spent considerable time working with mergers and acquisitions, public offerings, and accounting systems and controls. Mr. Loveless is a Certified Public Accountant and holds a B.S. degree in Business Administration and an MBA degree in Finance.

Elliott Schlam is an internationally recognized authority on the flat panel display industry, and has been President of Elliott Schlam Associates since 1989. His consulting firm provides investment advice to the financial community and strategic, technical and marketing guidance to corporate management as well as patent advice and expert witness services to the legal community. He has helped public and private concerns evaluate and exploit their technologies for the computer, television, HDTV, signage, industrial, military and other markets, as well as raise project related and equity investments and enter into joint development activities with strategic partners.  He has consulted for numerous successful Fortune 100 and start-up companies and was previously VP of Sales and Marketing for Sigmatron Nova, Inc. as well as director of display R&D, manufacturing methods and technology insertion for the U.S. Army. He is currently a Principal in New Visual Media Group, LLC, developing energy efficient display and dynamic window products. He is a Fellow of the Society for Information Display and has been elected to “Who’s Who in the East”, “Who’s Who in Technology Today”, “American Men and Women of Science”, “Who’s Who in Optical Science and Technology”, “America’s Registry of Outstanding Professionals”,  “Who’s Who in Executives and Professionals” and “United Who’s Who”.    He received a Ph.D. in Electrical Engineering from New York University.

               Milton Feng is a leading authority in III-V compounds semiconductor and opto-electronic devices.  He is currently the Dr. Nick Holonyak Jr. Endowed Chair Professor of Electrical and Computer Engineering and the research professor of Microelectronics and Nanotechnology Laboratory as well as of the Coordinate Science Laboratory at the University of Illinois, Champaign-Urbana, where he has been a professor since 1991.  He is a Fellow of IEEE and received the prestigious IEEE David Sarnoff Award in 1997.  He was also awarded the Dr. Pan Wen Yuan Award in 2000.  He has published 165 journal papers, 167 conference papers, and is a holder of 10 patents in microelectronics and opto-electronics area.  He received a Ph.D. in Electrical Engineering from the University of Illinois.  Dr. Feng worked as a Section Head at the Torrance Research Center, Hughes Aircraft, and as a Director at the Ford Microelectronics in Colorado Springs before returning to the University of Illinois as a faculty member.

Vote Required and Board of Director’s Recommendation

The five (5) nominees receiving the highest number of affirmative votes of the shares, entitled to be voted, shall be elected as directors.  Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

The Board of Directors recommends that the shareholders vote “FOR” the nominees listed above.

BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance

We are committed to the principles of sound corporate governance. Our Board of Directors has adopted corporate governance guidelines to assist it in fulfilling its responsibilities to shareholders and to our employees, customers, suppliers, and local communities in which we operate. Our corporate governance guidelines together with our current committee charters are available free of charge in the “Corporate Governance” section of our website at www.supertex.com. Written requests should be directed in writing to Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, CA 94089, Attention:  Investors Relations.

Our policies and procedures reflect corporate governance initiatives that are in compliance with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the listing requirements of the NASDAQ, including:

•	The board of directors has adopted clear corporate governance policies;

•	Three of our five board members are independent of us and our management;

•	The independent directors meet regularly without the presence of management;

•	All members of the audit and corporate governance committee and the executive compensation committee are independent directors;

•	The board of directors has elected W. Mark Loveless as lead director to preside over the executive sessions of the independent directors;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•
We have a hotline available to all employees, and our audit and corporate governance committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls, or auditing matters; and

•
We have a Code of Business Conduct and Ethics that applies to the Board of Directors and all of our employees, agents and contractors, including the Chief Executive Officer, Chief Financial Officer and Controller.  This code is available, free of charge, in the “Corporate Governance” section of our website at www.supertex.com or written requests should be directed to Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, CA 94089, Attention:  Investor Relations.

Board Responsibilities and Structure

The primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of the Company’s shareholders, employees, customers and suppliers, and local communities.  The Board’s responsibilities include but are not limited to: (a) evaluating the overall performance of Supertex and its business; (b) reviewing strategic plans, approving capital spending, and budgets; (c) monitoring risks such as litigation and competitive threats and evaluating management’s plans for dealing with such risks; (d) evaluating the performance of the Chief Executive Officer; (e) establishing compensation policies for the Chief Executive Officer and other executive officers; (f) reviewing succession plans and development programs for members of management; (g) reviewing corporate policies regarding legal and ethical conduct; and (h) evaluating itself in terms of size, independence, and overall effectiveness.

It is the policy of the board of directors that a majority of the directors be independent.  Currently, three of our five directors meet the standards of independence as defined by current NASDAQ listing standards and SEC rules.  The Board has determined that Directors W. Mark Loveless, Elliott Schlam and Milton Feng are independent Directors. Henry C. Pao and Benedict C.K. Choy are employed by the Company and thus do not meet the independence standards.

The Board has an Audit and Corporate Governance Committee, an Executive Compensation Committee, and a Compensation Committee, and the Board has adopted a written charter for each of these committees.  The Board has no nominating committee; however the Board has delegated to the Audit and Corporate Governance Committee the functions of a nominating committee.

Board Meetings

The Board of Directors of the Company held a total of two formal Board meetings during the fiscal year ended March 28, 2009.  All directors attended all the meetings of the Board and of the committees on which such directors serve except that Mr. Loveless did not attend one Board meeting due to personal emergency.

Board Attendance at Annual Meetings

Although the Company does not have a formal policy regarding Board attendance at annual meetings of shareholders, all Board members are encouraged to attend. Two members of the Board attended the 2008 annual meeting that was held on August 15, 2008.

Committee Membership

Below is a summary of our committee structure and membership information.

Directors	Audit and Corporate Governance Committee	Executive Compensation Committee	Compensation Committee

Henry C. Pao	--	--	Chair
Benedict C.K.Choy	--	--	--
W. Mark Loveless	Chair and Financial Expert	Chair	Member
Elliott Schlam	Member	Member	--
Milton Feng	Member	Member	Member

Audit and Corporate Governance Committee

The current members of the Audit and Corporate Governance Committee are: W. Mark Loveless, Elliott Schlam, and Milton Feng, each of whom is (1) “independent” as that term is defined in Section 10A of the Exchange Act of 1934, as amended (the “Exchange Act”); (2) “independent” as defined by current NASDAQ listing requirements; and (3) financially literate and has the requisite financial sophistication as required by the NASDAQ rules applicable to issuers listed on the NASDAQ Global Market.

Audit Committee Financial Expert.   The board of directors has determined that W. Mark Loveless meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations.  In fiscal year 2009, the Audit and Corporate Governance Committee held four meetings. All members of the Audit and Corporate Governance Committee attended all meetings.

On behalf of the Board of Directors, the Audit and Corporate Governance Committee (1) retains the Company’s independent accountants; (2) reviews the arrangements for and scope of the audit by the Company’s independent accountants and reviews their independence; and (3) generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls.  It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls.  The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Corporate Governance Committee is also chartered to oversee the corporate governance compliance and director nominations.  Specifically, they are: (1) to identify individuals qualified to become Board members and to nominate directors for election; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each committee; and (4) to review and make recommendations to the Board concerning corporate governance matters.

Report of the Audit and Corporate Governance Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit and Corporate Governance Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

              The Audit and Corporate Governance Committee is comprised entirely of outside, independent directors.  On behalf of the Board of Directors, the Audit and Corporate Governance Committee retains the Company’s independent registered public accounting firm (“External Auditors”), reviews the arrangements for and scope of the audit by the Company’s External Auditors and reviews their independence, and generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls.  It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls.  The External Auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. During the fiscal year ended March 28, 2009, the Committee met four times, and discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, controller and PricewaterhouseCoopers LLP, our External Auditors, prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from PricewaterhouseCoopers LLP the written disclosures and the letter from the External Auditors required by the Rule 3526, “Communication with Audit Committee Concerning Independence”, of the Public Company Accounting Oversight Board, has discussed with the PricewaterhouseCoopers LLP their independence and has satisfied itself as to the auditors' independence.  The Committee also discussed with management, and PricewaterhouseCoopers LLP the quality and adequacy of the Company's internal controls over financial reporting.  The Committee reviewed with PricewaterhouseCoopers LLP their audit plans, audit scope and identification of audit risks.

The Committee discussed with PricewaterhouseCoopers LLP all matters required to be discussed as described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the External Auditors’ examination of the financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended March 28, 2009, with management and PricewaterhouseCoopers LLP.  Based on this review and the above-mentioned discussions with management and PricewaterhouseCoopers LLP, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 28, 2009, for filing with the Securities and Exchange Commission.  The Audit and Corporate Governance Committee has also approved, subject to shareholder ratification, the selection of the Company’s independent accountants for fiscal 2010.

Each of the members of the Audit and Corporate Governance Committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules.

Respectfully submitted by the members of the Audit and Corporate Governance Committee

W. Mark Loveless
Elliott Schlam
Milton Feng

Executive Compensation Committee

The current members of the Executive Compensation Committee are W. Mark Loveless, Elliott Schlam, and Milton Feng, each of who is “independent” as defined by current NASDAQ listing standards and SEC rules. No meetings of the Executive Compensation Committee were held during fiscal year 2009; however, during fiscal 2009, the committee acted by unanimous written consent three times.

 The purpose of the Executive Compensation Committee is to evaluate and approve the compensation of the CEO and other executive officers and to provide oversight of the Company’s compensation policies, plans and benefits programs, including the granting of stock options to all employee directors and executive officers.  The Executive Compensation Committee also acts as the Administrator of the Company’s Non-Qualified Deferred Compensation Plan and the Employee Stock Purchase Plan.

Compensation Committee

The current members of the Compensation Committee are Henry C. Pao, Mark Loveless, and Milton Feng.  No meetings of this committee were held in fiscal year 2009, but the committee acted on four occasions by unanimous written consent.

The purpose of the Compensation Committee is to evaluate and make recommendations to the Board of Directors with respect to all cash-based compensation and all stock compensation of employees and consultants, other than employee directors and executive officers.  The Compensation Committee also serves as the Stock Option Committee under the Company’s Stock Option Plan for granting of options to all employee and consultants, other than employee directors and executive officers.

Compensation Committee Interlocks and Insider Participation

Messrs. Loveless, Schlam and Feng serve as members of the Executive Compensation Committee.  No interlocking relationship exists between the Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Compensation of Outside Directors

The Company currently pays cash compensation to its lead director for serving on the Board in an amount of $2,000 for each physical Board meeting attendance and $1,000 for each telephonic meeting. The Company pays cash compensation to the other outside Directors in an amount of $1,500 for each physical Board meeting attendance and $750 for each telephonic meeting.   The Chairman of the Audit and Corporate Governance Committee receives an additional $1,500 for each Audit and Corporate Governance Committee meeting, while the Audit and Corporate Governance Committee members receive $1,000 for each meeting. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.  In addition, the Company pays its outside directors an annual retainer of $20,000 for the “Audit Committee Financial Expert” and $12,000 for the other outside directors. The Compensation Committee, conferring with the Company’s executive officers, selected these compensation amounts after analyzing the director compensation policies of comparable companies.  The Compensation Committee does not delegate any of its authority as to determining director compensation, and no compensation consultants are used.

The Company also has an automatic option grant program for outside directors under the Company’s Stock Option Plan. Under this program, on the first business day of September of each year, the Company will make an initial grant of non-statutory options to purchase 10,000 shares of the Company’s stock to any outside board member who had been newly elected to the Board of Directors since the date of the last automatic option grants and an annual option grant of non-statutory options to purchase 5,000 shares to each continuing outside board member who has received an option grant on the date of the last automatic option grants. The options have a ten-year term and an exercise price equal to the closing trading price of Company stock on the last market trading day prior to their date of grant and vest 20% immediately and 20% at each of the following four anniversaries of their grant date.

The following table provides the total compensation of outside Directors in fiscal year 2009.

FISCAL 2009 DIRECTOR COMPENSATION

Name	Fees Earned in Cash ($) (1)	Option Awards Expense ($) (2)	Total ($)

W. Mark Loveless	$28,000	$61,889	$89,889
Elliott Schlam	19,000	61,889	80,889
Milton Feng	$19,000	$61,889	$80,889
_______________________________________________________

(1)    The amounts listed under “Fees Earned in Cash” are based on the fees for fiscal 2009 that were earned by the named outside directors during the fiscal year 2009, including the annual retainer fees, committee and chairman/financial expert fees and attendance fees described in the narrative above.

(2)    Amounts in this column represent the compensation cost of stock option awards granted in fiscal year 2009 and/or prior years recognized for financial statement reporting purposes for fiscal year 2009 calculated in accordance with Statement of Financial Accounting Standards No. 123R, “Share-based Payments,” or  “SFAS 123R”.  In our calculations per SFAS 123R we used the Black-Scholes option pricing model, which utilizes certain assumptions outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended March 28, 2009, and we disregarded adjustment for forfeiture. Each of the three outside directors was granted 5,000 non-statutory options during fiscal year 2009. The numbers of options held by the directors as of March 28, 2009 were as follows:  Mr. Loveless—20,000; Dr. Schlam—20,000; and Dr. Feng—16,000.

Nomination of Directors

The Audit and Corporate Governance Committee nominates candidates for election to the Board based on an evaluation of the candidate’s decision-making ability, business experience and expertise, technological background, personal integrity, reputation, ability and willingness of the candidate to devote the necessary time to board service on an ongoing basis, and independence as defined by NASDAQ listing standards.  The Audit and Corporate Governance Committee also reviews the activities and associations of potential candidates to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent the potential candidate from fulfilling the duties of a director.

Prior to each annual meeting of shareholders, the Audit and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Audit and Corporate Governance Committee determines not to re-nominate the Director, a vacancy is created on the Board as a result of a resignation, or an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. Once identified, candidates are initially interviewed by the Chairman of the Audit and Corporate Governance Committee and our Chief Executive Officer, and then by all members of the Audit and Corporate Governance Committee and at least one additional officer of the Company and the lead director (if not a member of the Audit and Corporate Governance Committee). When the Audit and Corporate Governance Committee considers whether to nominate current members of the Board of Directors for reelection by the shareholders, it also considers each member’s contributions to the Board of Directors and the Company, the member’s knowledge of the Company and issues presented to the Board of Directors, and the member’s preparation for meetings and meeting attendance records.

The Audit and Corporate Governance Committee does not currently use the services of a third party consultant to assist in the identification or evaluation of potential director candidates.  However, it may engage a third party to provide for such services in the future.

The Audit and Corporate Governance Committee will consider prospective nominees for election to the Board of Directors that are proposed by shareholders based on the same criteria it uses for all director candidates.  Any shareholder who wants to recommend a prospective nominee for the Audit and Corporate Governance Committee’s consideration should submit the candidate’s name and qualifications to the Audit and Corporate Governance Committee Chairman via e-mail at audit@supertex.com, or by fax to (408) 222-4805.  As described above, the deadline for shareholders to submit their recommendation for a prospective nominee is that such recommendation must be received by the Audit and Corporate Governance Committee no later than March 5, 2010, the same deadline for the submission of proposals for the 2010 Annual Meeting.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Corporate Secretary, Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089.  You must include your name and address in the written communication and indicate whether you are a shareholder of the Company.  The Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Certain Relationship and Related Transactions

The Company’s Code of Business Conduct and Ethics requires disclosure to the Chief Financial or Executive Officer of any proposed transaction in which a related person, such as an employee, officer, director, or 5% shareholder, or their immediate family members, has a material interest. If such proposed transaction is material to the Company then the Audit and Corporate Governance Committee would determine whether to authorize the transaction taking into account such factors as the nature of the proposed transaction and the related person’s interest and whether the transaction is just and reasonable as to the Company. For the most significant transactions, for example those involving more than $120,000 and involving an executive officer or board member, then the full Board of Directors would make this determination rather than the Audit and Corporate Governance Committee. The Audit and Corporate Governance Committee or Board of Directors, as the case may be, may determine to ratify interested person transactions that have already been undertaken.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 19, 2009 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each of the Company's directors and nominees; (iii) by the Company's Chief Executive Officer, Chief Financial Officer and each of the other three most highly compensated executive officers; and (iv) by all directors and executive officers as a group.  Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 19, 2009, are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  As of June 19, 2009, there were 12,893,114 shares of Common Stock outstanding:

	Shares Beneficially Owned (1)
Directors, Officers and 5% Stockholders	Number of Shares		Percentage of Total

Columbia Wanger Asset Management LP 227 West Monroe Street, Suite 3000 Chicago, IL 60606	1,454,796	(2)	11.28%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,284,098	(3)	9.96%

Microchip Technology Incorporated 2355 West Chandler Boulevard Chandler, AZ 85224	1,187,400	(4)	9.21%

Barclays Global Investors UK Holdings Ltd 400 Howard Street San Francisco, CA 94105	750,398	(5)	5.82%

Push, Inc. 2 Oxford Road Kowloon, Hong Kong	754,028	(6)	5.85%

Henry C. Pao	955,947	(7)	7.41%
Phillip A. Kagel	18,600		(8)
Benedict C.K. Choy	176,455		1.37%
William Petersen	9,000		(8)
Michael Lee	54,065		(8)
W. Mark Loveless	12,600		(8)
Elliott Schlam	11,000		(8)
Milton Feng	7,000		(8)
All Directors and Executive Officers as a group (11 persons)	1,284,392	(9)	9.96%
__________________________________________________________
(1) Except as indicated in the other footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Based on a Form 13-F for the quarter ended March 31, 2009, filed with the SEC on May 12, 2009, pursuant to the Exchange Act, Columbia Wanger Asset Management LP (“Columbia”) has beneficial ownership of these shares. Based on a Form 13G/A filed with the SEC on February 9, 2009, Columbia has the sole voting and dispositive power over these shares, of which approximately 1,224,000 are held by Columbia Acorn Trust which is advised by Columbia.

(3) Based on a Form 13-F for the quarter ended March 31, 2009 filed with the SEC on May 14, 2009, and a Form 13G/A filed with the SEC on January 30, 2009, pursuant to the Exchange Act, Royce and Associates LLC (“Royce”) has beneficial ownership of these shares with the sole voting and dispositive power over these shares, of which approximately 890,153 are held by Royce Value Plus Fund which is managed by Royce.

(4) Based on Amendment No. 2 to a Form 13-D filed with the SEC on March 24, 2009, pursuant to the Exchange Act, Microchip Technology Incorporated has beneficial ownership of these shares with the sole voting and dispositive power over these shares.

(5) Based on a Form 13G filed with the SEC on February 6, 2009, and a Form 13-F for the quarter ended March 31, 2009, filed with the SEC on May 12, 2009, pursuant to the Exchange Act, Barclays Global Investors UK Holdings Limited (“Barclays”) has the sole voting power over all of these shares and and sole dispositive power over 711,791 of these shares.

(6) Based on a communication with Frank Pao, son of Yunni Pao, the Company believes Push. Inc., a British Virgin Islands corporation owned 100% by Yunni Pao’s estate, has beneficial ownership of these shares. Yunni Pao was the late father of Henry C. Pao.

(7) Henry C. Pao is the son of Yunni Pao, and disclaims beneficial ownership of the shares held by Yunni Pao’s estate.

(8) Indicates less than 1% in beneficial ownership.

(9) Includes options held by the Company's executive officers and directors (11 persons) to purchase an aggregate of 122,925 shares of Common Stock exercisable within 60 days of June 19, 2009.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the SEC and NASDAQ initial reports of ownership on Form 3 and changes in ownership on Forms 4 or 5.   Such officers, directors and 10% shareholders (“Reporting Persons”) are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.  Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

Based solely on our review of the copies of such forms we have received, or written representations from certain Reporting Persons, we believe that, during fiscal year 2009, all Reporting Persons complied with all applicable filing requirements, except as described below:

Each of the Company’s executive officers and directors filed one (1) late Form 4 that reported one (1) transaction. All of these late filings were due to clerical errors.

Executive Officers of the Company

The names and positions of the Company's executive officers as of June 19, 2009 are as follows:

Name	Position with the Company	Age	Officer Since
Henry C. Pao	President, Principal Executive and Financial Officer	71	1976
Benedict C. K. Choy	Senior Vice President, Technology Development	63	1976
William Ingram	Vice President, Wafer Fab Operations	62	1999
Michael Lee	Vice President, I.C. Design	54	1999
William Petersen	Vice President, Worldwide Sales	56	2001
Ahmed Masood	Vice President, Marketing	48	2006
Michael Tsang	Vice President, Standard Products	50	2006
Phillip A. Kagel	Vice President, Finance & Chief Financial Officer	59	2006

Officers are appointed by the Board of Directors and serve at the discretion of the Board.  There is no family relationship between any of the directors or executive officers of the Company.

Henry C. Pao is a founder of Supertex and has served as President, Chief Executive Officer, and as a Director since the Company's formation in 1976.  He served as Chief Financial Officer until October 2006. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM.  He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

Benedict C. K. Choy is a founder of the Company, joined Supertex in fiscal 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since February 1988. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He has a B.S. degree in Electrical Engineering from the University of California, Berkeley. Mr. Choy was a member of the board of directors from 1986 through August 20, 2004.  In January 19, 2006, Mr. Choy was appointed by the board as a member of the board of directors of the Company to fill a vacated position and has served since.

William Ingram joined Supertex in 1995 as its Director of Wafer Fab Operations, and was promoted to Vice President, Wafer Fab Operations in 1999.  Prior to joining Supertex, he was Vice President of Technology Development at Crosspoint Solutions, before which he held management positions at Fairchild and National Semiconductor.  He began his career at National after receiving his B.S. degree in Electrical Engineering with honors from the North Carolina State University.

Michael Lee re-joined Supertex in October 1993 as Director of I.C. Design, and was promoted to Vice President, I.C. Design in 1999.  Before that, he had a combined total of fifteen years of industry experience in I.C. Design.  Mr. Lee began his career at Supertex in 1978 as a Design Engineer after receiving his M.S. degree in Electrical Engineering from the University of California, Berkeley.

 William Petersen first joined Supertex in 1984 as Sales Manager for the Central Region of the United States.  From 1990 through 1994, he was the Company’s National Sales Manager, overseeing sales operations throughout the United States.  Mr. Petersen re-joined Supertex in September 1999 as Director of Sales.  He was promoted to Vice President of Worldwide Sales in April 2001.  Prior to working at Supertex, he worked at Siemens as Central Area Manager from 1980-1984.  Mr. Petersen attended the University of Iowa.

             Ahmed Masood joined Supertex in September 2004 as Director of Marketing and became Vice President, Marketing, in January 2006.   Prior to joining Supertex, Mr. Masood was the Business Unit Director at ON Semiconductor (Formerly the SCG Division of Motorola) from 2000 to August 2004. Prior to that, Mr. Masood held senior management positions at Siliconix, Temic Semiconductor and National Semiconductor. Mr. Masood holds a Bachelor of Science degree in Electrical Engineering from Columbia University and an MBA from UCLA, Anderson Graduate School of Management.

             Michael Tsang joined Supertex in 1995 as a Product Engineer. He was promoted to Product Engineering Director in 2000, and to Vice President in 2006 managing our Power, Analog, Ringer, and Telecom (P.A.R.T.) Product Engineering Department. Prior to joining Supertex, he held positions in Process Engineering, Product Marketing Engineering, and Device Engineering at Siliconix. He holds a Bachelor of Science degree in Electrical Engineering from California State University, San Jose and an MBA from University of Southern California, Marshall School of Business.

             Phillip A. Kagel joined Supertex in October, 2006 as Vice President of Finance and Chief Financial Officer. Previously, beginning in April, 2005, he consulted for Supertex on financial and accounting matters, with his engagement converting to full-time beginning in April, 2006, it being part-time initially so that he could consult for other companies as well.  He was Senior Vice President of Finance and Chief Financial Officer of Ultra Clean Holdings from August 2004 to March 2005 and Senior Vice President of Finance and Chief Financial Officer of Sipex from February 2003 to April 2004.  In addition, he consulted at Riverstone Networks, Inc. from April, 2004 to July, 2004 and he held the positions of Vice President, Controller and Vice President of Global Tax at Solectron from August 1997 to November 2002. He holds a Bachelor of Science degree in Mathematics from Brigham Young University and an MBA from the University of Missouri.

Compensation Discussion & Analysis

Compensation Philosophy.  The Company attempts to apply a consistent philosophy of compensation for all employees, including its named executive officers.  This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives.  The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

The Executive Compensation Committee determines the cash and equity compensation of the Company’s executive officers and employee directors.  The Executive Compensation Committee does not delegate any of its authority as to determining compensation, and no compensation consultants were used in the past three years. The goals of the Executive Compensation Committee are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company.  The Company's compensation program for the chief executive officer and other named executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

•	The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry.

•
The Company pays for relative sustained performance.  The named executive officers are rewarded based upon corporate performance and individual performance.  Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions.  Individual performance is measured by the named executive officer’s contributions and efforts made to achieve set objectives in a timely manner.

•
The Company strives for fairness in the administration of compensation.  The Company strives to achieve a balance with respect to compensation paid to the named executive officers within the Company and in Silicon Valley, although the Company does not benchmark its compensation to that of any specific company.  The Company also believes that the contributions of each named executive officer and other members of the executive staff are vital to the success of the Company.  As such, the Executive Compensation Committee's current policy is that the CEO's base salary does not have any bearing on the base salary of the other named executive officers.

•
The Company believes that named executive officers should understand the performance evaluation and the compensation administration process.  Twice each fiscal year as part of the process of determining profit-sharing distributions, the Executive Compensation Committee evaluates the accomplishments of the CEO and, with input from the CEO, evaluates the accomplishments of the other named executive officers in relation to key Company objectives.  This evaluation affects the Executive Compensation Committee’s decision on the elements of base salary, profit-sharing bonus, and stock option grant of each named executive officer.  Each element is considered independently of the others so that the decision as to one element does not affect the decision as to the other elements. Company performance affects the size of the overall profit-sharing pool.

Compensation Components.  The Company's compensation program consists of cash and equity based compensation.  This mixture allows the Company to attract and retain highly skilled persons as named executive officers, provide innovative and timely new products and responsive services to customers, enhance shareholder value, motivate technological innovation and adequately reward its named executive officers.  These components are:

Cash-Based Compensation:

Salary.  Base salary is determined by reviewing the compensation levels for competitive positions in the market and taking into account the performance review of each named executive officer, described above. In April, 2009, the Executive Compensation Committee determined to make one-time payments of retroactive salary increases for prior fiscal years to the named executive officers taking these factors into account and in particular because it felt they had been undercompensated relative to their peers in light of the Company’s performance during those prior fiscal years. There is generally no automatic salary increase annually. The Executive Compensation Committee evaluates salary increases periodically on an as-needed basis based on individual performance.  Except for Mr. Pao, all of the named executive officers received increases in base salary during fiscal 2009 taking into account the retroactive salary increases.

                Profit-Sharing Bonus.  The Company has a semiannual profit-sharing bonus plan under which it determines a bonus pool which is then allocated to all employees, including the named executive officers. The amount paid under the bonus plan has varied from approximately six percent to nine percent of operating profits before taxes and other adjustments. The operating profit is reviewed for the first and second half of each fiscal year and corresponding bonus payments are made in December and June, respectively, from the available profit-sharing pool. Once the profit-sharing pool has been paid out for a given six-month period, there would be no adjustment or recovery of profit-sharing payments if the amount of Company profit upon which the size of the profit-sharing pool is based is restated or otherwise adjusted in a manner that would increase or reduce the amount of the profit-sharing pool.

Once the size of the profit-sharing pool is determined, it is allocated into two parts.  The first part consists of the Company’s matching contributions to the 401(k) plan of up to $1,040 per employee per year.  The second part consists of distributions to employees for services provided in the relevant fiscal half year. For fiscal 2009, the profit-sharing pool was approximately $1,046,000. During fiscal 2009, approximately $212,000 was used for the employee 401(K) match and approximately $834,000 was distributed to employees for their services provided in fiscal 2009 as our Executive Compensation Committee determined that we would not make a June, 2009 payment for the services provided in the second half of fiscal 2009 due to the reduced operating income in that period compared to prior periods. For fiscal 2008, the profit-sharing pool was approximately $2,180,000.  During fiscal 2008, approximately $204,000 was used for the employee 401(K) match and approximately $1,976,000 was distributed to employees for their services provided in fiscal 2008.

The Company believes that all employees share the responsibility of achieving profits.  Accordingly, it awards a profit-sharing bonus to all employees, including named executive officers based on a formula, which includes as primary factors employment grade level, seniority with the Company, and employee performance including attendance.  Seniority is accounted for by paying employees of less than six months service no profit-sharing bonus and paying employees of at least six, twelve, eighteen, and twenty-four months of employment, 25%, 50%, 75%, and 100%, respectively, of a fully vested share, which thus takes two years of full time employment to fully vest.

In December and June each year, the Executive Compensation Committee members have discussions with the CEO and determine the amount of the bonus pool and the percentage to be distributed to the officers as a group.  The amount distributed to all officers as a group typically has been between 30% and 35% for fiscal 2008, 2007 and 2006, with the percentage of the pool distributed to all officers as a group typically being somewhat higher for a strong year. During fiscal 2009, the amount distributed to the officer group was approximately 27% of the total bonus payout due to termination of our two officers in July and November, respectively. The Executive Compensation Committee members among themselves then determine the performance ranking of the CEO and, with input from the CEO, the performance ranking of the other officers, including the named executive officers other then the CEO. The Company then generates a proposed distribution of the bonus pool which the Executive Compensation Committee considers and, after any suggested modifications are made, ultimately approves either by written consent or at a meeting.

Equity-Based Compensation:

             Historically, the only equity-based compensation used by the Company has been stock option grants.  Stock options provide additional incentives to the named executive officers and to all other officers, directors, and certain management and technical employees to work to maximize shareholder value.  The options vest over a defined period to encourage such employees to continue in the employment of the Company.  In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by her or his qualifications and his previous work performance. Stock options are granted to existing named executive officers for performance and/or promotions, and as a part of the employment compensation package to attract new named executive officers.  Only individual performance and/or expected performance influence the size of option grants. Company performance does not factor in.

             By historically granting options with an exercise price equal to market price of Company stock at the date of grant, the Company ensures that executive officers will not obtain value unless there is appreciation in the Company’s stock. By generally granting options with a term of ten years and with a typical vesting period of five years, options are a retention tool.  This approach is designed to focus named executive officers and other key employees on sustainable growth of the Company and the creation of shareholder value over the long term.  The vesting for named executive officers may not be at a constant rate for each year during the vesting period, and in rare instances the vesting period may be less than five years. In granting options to the named executive officers, because the options vest over five years, the Company plans to grant relatively large options every four to five years and to grant smaller options in between only if the named executive officer has performed materially above expectations.  The Company had not granted substantial options to its named executive officers other than Mr. Petersen for several years so that all of the named executive officers had between only 12,400 and 20,000 unvested options as of March 28, 2009, excluding grants made in December, 2008.  As a result, the Executive Compensation Committee chose to make a relatively large grant of options on December 1, 2008, to the named executive officers, granting the two founders and primary technical executives, Henry Pao and Benedict Choy, 50,000 options; granting Michael Lee and Philip Kagel 35,000 options; and granting Pete Petersen 25,000 options, 10,000 fewer than Messrs. Lee and Kagel because he had been granted 25,000 options one year prior in December, 2007.

Stock options are a major component of the compensation package of executive management.  The named executive officers are generally granted options as part of their compensation package at the commencement of employment.  In determining follow-on individual stock options for the named executive officers, the Executive Compensation Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.  Over the past ten years, option grants have been made only on the first business day of June, September, December and March of each year. These dates were chosen because they occur long after the quarterly earnings releases and before the end-of-quarter blackout period. Executives generally are able to exercise their vested options at any time but may only sell the resulting stock during non-blackout periods or under a 10b5-1 plan.  The Company has determined not to have any stock ownership requirement for its executive officers and directors.

Other:

              Other elements of the named executive officers’ compensation consist of the Company match under its 401(k) plan and the Company paid premiums on life insurance policies, both of which are available to all full-time employees on the same basis. In addition, the named executive officers and other key employees are eligible to participate in and thereby make voluntary contributions to the Nonqualified Deferred Compensation Plan described on Page 22.  None of the named executive officers has an agreement providing for severance benefits or, in the event of a change of control, accelerated vesting of his Company options.

Tax Considerations:

Cash payments, including salary, bonuses, and commissions are taxed at ordinary income rates when actually or constructively received.  The Company currently grants only non-statutory options.  Upon grant, there is no tax consequence for the Company or the optionee.  Upon any exercise, the employee is taxed at ordinary income tax rates and the Company receives a compensation expense deduction based on the spread between the then current fair market value of Company stock and the option exercise price.  Upon any subsequent sale of the stock, the optionee is taxed at capital gains rates on any appreciation since the date of exercise, which capital gain or loss is short-term or long term depending on whether the stock has been held for a year or more.

We generally intend to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code.  Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1 million per year.  We do not expect that the non-exempt compensation to be paid to any of our executive officers for fiscal 2008 or 2009 as calculated for purposes of section 162(m) will exceed the $1 million limit.

Compensation of Executive Officers

Summary of Officer Compensation

               The following table shows compensation earned by the Company's Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers (collectively the “named executive officers”) for the fiscal year ended March 28, 2009.  The Company did not pay any named executive officer in the Summary Compensation Table any perquisites or other personal benefits or property in excess of $10,000 during fiscal 2009, 2008 or 2007. None of the Company’s executive officers has employment or severance arrangements with the Company and all serve at the pleasure of the Board.

FISCAL 2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation (6)	Option Awards ($) (7)	All other Compensation ($)(8)	Total Compensation ($)
Henry C. Pao (1) (8) (9) (10)	2009	$286,823	$ 45,000	$119,936	$7,200	$458,959
President, CEO, Director	2008	286,823	124,800	61,458	7,200	480,281
	2007	285,316	152,000	32,548	7,200	477,064

Phillip A. Kagel (2) (10)	2009	263,552	33,000	151,178	-	447,730
CFO, VP of Finance	2008	254,384	62,080	124,897	-	441,361
	2007	105,769	22,800	86,341	117,000	331,910

Benedict C. K. Choy (3) (8) (10)	2009	272,117	38,000	119,936	7,200	437,253
Director, Senior Vice President,	2008	262,257	98,280	61,458	7,200	429,195
Technology Development	2007	269,093	117,600	30,783	7,200	424,676

Pete Petersen (4) (8) (10)	2009	149,454	86,499	120,595	7,200	363,748
Vice President, Worldwide Sales	2008	147,371	56,477	37,884	7,200	248,932
	2007	135,760	86,438	17,832	7,200	247,230

Michael Lee (5) (10)	2009	240,383	26,000	94,275	-	360,658
Vice President, I.C. Design	2008	232,077	74,880	64,867	-	371,824
	2007	231,674	113,600	83,305	-	428,579

(1)
The executive’s salary includes $76,877, $107,948 and $105,263 of compensation deferred at the executive’s election in fiscal years 2009, 2008 and 2007, respectively. His non-equity incentive plan compensation in fiscal 2009 includes $27,000 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2009. His non-equity incentive plan compensation in fiscal 2008 includes $38,400 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2008 and $36,480 from the bonus he earned in fiscal 2008 but received in fiscal 2009.  His non-equity incentive plan compensation in fiscal 2007 includes $48,000 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2007 and $43,200 from the bonus he earned in fiscal 2007 but received in fiscal 2008.

(2)
The executive’s salary includes $41,270, $46,177 and $13,462 of compensation deferred at the executive’s election in fiscal years 2009, 2008 and 2007, respectively. His non-equity incentive plan compensation in fiscal 2009 includes $11,550 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2009. His non-equity incentive plan compensation in fiscal 2008 includes $12,800 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2008 and $12,768 from the bonus he earned in fiscal 2008 but received in fiscal 2009.  His non-equity incentive plan compensation in fiscal 2007 includes $6,400 deferred, at the executive’s election, from the bonus he earned in fiscal 2007 but received in fiscal 2008. The executive’s salary earned in fiscal 2007 reflects his service from October 23, 2006, on which he became a full-time employee of the Company, through April 1, 2007.

(3)
The executive’s salary includes $22,296, $25,436 and 26,189 of compensation deferred at the executive’s election in fiscal years 2009, 2008 and 2007. His non-equity incentive plan compensation in fiscal 2009 includes $19,000 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2009. His non-equity incentive plan compensation in fiscal 2008 includes $25,200 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2008 and $23,940 from the bonus he earned in fiscal 2008 but received in fiscal 2009. His non-equity incentive plan compensation in fiscal 2007 includes $30,000 deferred, at the executive’s election, from the bonus he received and earned in fiscal 2007 and $5,760 from the bonus he earned in fiscal 2007 but received in fiscal 2008.

(4)
The executive’s salary includes $14,470, $14,545 and $13,576 of compensation deferred at the executive’s election in fiscal year 2009, 2008 and 2007. His non-equity incentive plan compensation in fiscal 2009 includes commission of $80,867 and bonus of $5,632, of which $563 was deferred, at the executive’s election, from the bonus he received and earned in fiscal 2009. His non-equity incentive plan compensation in fiscal 2008 includes commission of $37,757 and bonus of $9,600 he received and earned in fiscal 2008, of which $960 was deferred at the executive’s election, and bonus of $9,120 he earned in fiscal 2008 but received in fiscal 2009, of which $912 was deferred. His non-equity incentive plan compensation in fiscal 2007 includes commission of $78,758, of which $7,876 was deferred at the executive’s election and bonus of $7,680 he earned in fiscal 2007 but received in fiscal 2008.

(5)	The executive’s salary in fiscal 2007 includes $21,588 compensation deferred at the executive’s election.

(6)
The amounts shown in this column reflect the bonus earned by the named executive officers during fiscal years 2009, 2008 and 2007 for the Company's semi-annual profit-sharing plan under which all eligible employees participate, except the amounts for Mr. Petersen, which also include the commission he received in fiscal 2009, 2008 and 2007. The amounts that the Company originally reported in its 2007 Proxy Statement under the heading “bonus” were amounts paid to the name executive officers during fiscal 2007 whenever earned, which include one payment of bonus earned during fiscal 2006 and one payment earned during fiscal 2007. The amounts shown for fiscal 2007 in the above table under the “Non-Equity Incentive Plan Compensation” heading have been adjusted to reflect amounts earned during fiscal 2007, whenever paid.

(7)
Amounts in this column represent the compensation cost of stock option awards granted in fiscal year 2009 and/or prior years recognized for financial statement reporting purposes for fiscal years 2009, 2008 and 2007, calculated in accordance with SFAS 123R.  In our calculations per SFAS 123R, we used the Black-Scholes option pricing model which utilizes certain assumptions outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended March 28, 2009, and we disregarded adjustment for forfeiture.

(8)
The amounts disclosed in this column include: (1) $2,880 deferred for Dr. Pao, at his election for both fiscal 2009 and 2008, $630 and $720 deferred for Mr. Choy, at his election for fiscal 2009 and 2008, respectively, and $720 deferred for Mr. Petersen, at his election for fiscal 2009 and 2008, respectively, and (2) $117,000 of consulting fees paid to Phillip Kagel during fiscal year 2007 prior to his becoming a full-time company employee and CFO on October 23, 2006.

(9)
Dr. Pao also was paid $25,509 during fiscal 2009 as payment for vacation days he had accumulated over several years prior to fiscal 2007, but not taken, which would have been in excess of the number of days of accrual allowed by the Company’s policy.

(10)
In April, 2009, all the named executive officers were granted and paid retroactive salary increases related to prior reporting periods. The amounts shown in the above table under the “salary” heading have been adjusted to reflect these retroactive salary increases. The amounts of these payments and their application to prior fiscal years are as follows:

(a)	Dr. Pao received $54,871, of which $16,464 applied to each of fiscal 2009 and 2008, $14,957 applied to fiscal 2007, and $6,986 applied to fiscal 2006.

(b)	Mr. Kagel received $17,936, of which $13,552 and $4,384 applied to fiscal 2009 and 2008, respectively.

(c)	Mr. Choy received $24,682, of which $17,271 and $7,411 applied to fiscal 2009 and 2008, respectively.

(d)	Mr. Petersen received $7,036, of which $5,732 and $1,304 applied to fiscal 2009 and 2008, respectively.

(e)	Mr. Lee received $23,774, of which $16,040 and $7,734 applied to fiscal 2009 and 2008, respectively.

Grants of plan-based awards during fiscal 2009

The following table sets forth information with respect to our Profit Sharing Plan as well as stock options grants made during fiscal year 2009 to our named executive officers, including the grant date fair value of the stock option awards.

FISCAL 2009 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
		Threshold ($)	Target ($)		Maximum ($)
Henry C. Pao	12/1/2008	-	$124,800		N/A	50,000	$20.85	$ 585,940
Phillip A. Kagel	12/1/2008	-	99,840	(2)	N/A	35,000	20.85	410,158
Benedict C.K. Choy	12/1/2008	-	98,280		N/A	50,000	20.85	585,940
Pete Petersen	12/1/2008	-	18,720		N/A	25,000	20.85	292,970
Michael Lee	12/1/2008	-	74,880		N/A	35,000	20.85	410,158
_____________________________________________________

(1)
The Non-Equity Incentive Plan is a profit-sharing plan which is described above in “Compensation Discussion and Analysis—Cash-Based Compensation—Profit-Sharing Bonus”.  The threshold payout would be zero (if the Company were to have little or no profit) and the maximum payout is indeterminate (since the Company’s profit does not have a readily ascertainable upper bound).  The target for fiscal 2009 is based on the actual bonus earned by the named executive officers in fiscal 2008.  The actual bonuses earned under the profit-sharing plan during fiscal 2008 are shown in the non-equity incentive plan compensation column of the Fiscal 2009 Summary Compensation Table.  N/A means not applicable.

(2)
The two bonus payouts earned by the named executive officer in fiscal 2008 were partially vested due to the fact that his full-time employment with the Company was less than two years. The target shown above reflects as if 100% vested.

Outstanding Equity Awards at Fiscal 2009 Year-End

The following table provides detailed information about all outstanding equity awards for each named executive officer:

OUTSTANDING EQUITY AWARDS AS OF MARCH 28, 2009

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Henry C. Pao	9/1/2004	5,000	5,000	17.06	9/1/2011	(2)
	9/4/2007	3,000	12,000	35.86	9/4/2017	(1)
	12/1/2008	-	50,000	20.85	12/1/2018	(1)

Phillip A. Kagel	6/1/2006	9,200	13,800	40.56	6/1/2013	(1)
	12/1/2006	2,800	4,200	46.92	12/1/2013	(1)
	12/1/2008	-	35,000	20.85	12/1/2018	(1)

Benedict C.K. Choy	9/1/2004	5,000	5,000	17.06	9/1/2011	(2)
	9/4/2007	3,000	12,000	35.86	9/4/2017	(1)
	12/1/2008	-	50,000	20.85	12/1/2018	(1)

Michael Lee	12/1/2003	6,000	2,000	17.34	12/1/2010	(3)
	3/1/2006	5,820	4,000	33.67	3/1/2013	(4)
	3/1/2006	180	-	33.67	3/1/2013	(5)
	12/3/2007	1,600	6,400	33.95	12/3/2017	(1)
	12/1/2008	-	35,000	20.85	12/1/2018	(1)

Pete Petersen	9/1/2004	4,000	-	17.06	9/1/2011	(6)
	12/3/2007	5,000	20,000	33.95	12/3/2017	(1)
	12/1/2008	-	25,000	20.85	12/1/2018	(1)
_________________________________________

(1)	These options become exercisable at the rate of 20% of the underlying shares on the 1st anniversary of the grant date, with 20% vesting each year thereafter over the following four years.

(2)	These options become exercisable at the rate of 50% of the underlying shares on the 4th anniversary of the grant date, with 50% vesting the following year.

(3)	These options become exercisable at the rate of 20% of the underlying shares on the 2nd anniversary of the grant date, with 20% vesting each year thereafter over the following four years.

(4)
These options become exercisable at the rate of 1,940 shares of the underlying shares on each of the 1st, 2nd and 3rd anniversary of the grant date, with 2,000 shares vesting each year thereafter over the following two years.

(5)	These options become exercisable at the rate of 33.33% of the underlying shares on the 1st anniversary of the grant date, with 33.33% vesting each year thereafter over the following two years.

(6)	These options become exercisable at the rate of 30% of the underlying shares on the 1st anniversary of the grant date, with 30% and 40% vesting on the 2nd and 3rd anniversary, respectively.

Option Exercises

The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.

OPTION EXERCISES FOR FISCAL 2009

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Henry C. Pao	70,000	$ 974,000
Phillip A. Kagel	-	-
Benedict C.K. Choy	-	-
Michael Lee	-	-
Pete Petersen	-	-

Nonqualified Deferred Compensation Plan

The following table provides information regarding the amount of contributions, earnings and the aggregate balance of non-qualified deferred compensation for our named executive officers in fiscal 2009.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2009

Name	Executive Contributions in last FY ($)		Aggregate Earnings (Loss) in Last FY ($)(5)	Aggregate Balance at Last FYE ($)
Henry C. Pao	$ 168,959	(1)	($637,716)	$2,770,846
Phillip A. Kagel	65,588	(2)	(42,176)	98,626
Benedict C.K. Choy	65,866	(3)	(303,042)	837,009
Pete Petersen	16,665	(4)	(81,903)	72,723
Michael Lee	-		(16,007)	9,796
__________________________________________________________________

(1)
Amount includes $36,480 deferred from compensation that the executive earned in fiscal 2008 but received in fiscal 2009 and $132,479 included as part of total compensation for fiscal 2009 in the Summary Compensation Table. The executive withdrew from the plan subsequent to the year end of fiscal 2009 and received a refund of contribution of $25,722 and the related market gain of $935 in April.

(2)
Amount includes $12,768 deferred from compensation that the executive earned in fiscal 2008 but received in fiscal 2009 and $52,820 that is included as part of total compensation for fiscal 2009 in the Summary Compensation Table.

(3)
Amount includes $23,940 deferred from compensation that the executive earned in fiscal 2008 but received in fiscal 2009 and $41,926 that is included as part of total compensation for fiscal 2009 in the Summary Compensation Table.

(4)
Amount includes $912 deferred from compensation that the executive earned in fiscal 2008 but received in fiscal 2009 and $15,753 that is included as part of total compensation for fiscal 2009 in the Summary Compensation Table.

(5)	None of the amounts in this column are included in the Summary Compensation Table.

The Non-Qualified Deferred Compensation Plan (the “NQDCP”) is a non-qualified deferred compensation plan that covers a select group of senior management or highly compensated employees of the Company.  The NQDCP was adopted by the Company, effective January 1, 1996. The NQDCP assets as of March 28, 2009 of $5,513,000 are included at their fair value in short-term investments in the Company's consolidated balance sheet as of March 28, 2009 and classified as trading securities.  Such assets shall at all times be subject to claims of the general creditors of the Company.   The Company’s liability for the NQDCP as of March 28, 2009 amounts to $5,513,000 and this amount is included in accrued salaries and employee benefits in the Company’s consolidated balance sheet as of March 28, 2009.

The NQDCP is voluntary and is 100% funded by each participant.  Participants can defer up to 60% of the combination of base salary, profit sharing bonus and commission.  The Company does not make a matching or other contribution to the NQDCP.  Investment of funds in the NQDCP is at the discretion of the participant within the menu of available mutual fund options.  The Executive Compensation Committee is responsible for the general administration and interpretation of the NQDCP and for carrying out its provisions.  The Company pays the administrative expenses of the NQDCP.

Equity Compensation Plan Information

           The table below shows information as of March 28, 2009, with respect to equity compensation plans under which our equity securities are authorized for issuance.  Our current equity compensation plans, consisting of the 2001 Plan and ESPP, were approved by security holders.  We have no equity compensation plans that were not previously approved by our shareholders.  The table does not include shares issuable under the 2009 Plan that the shareholders are being asked to adopt under Proposal 2.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,467,835	$26.94	378,963 (1)
Equity compensation plans not approved by security holders	0	N/A	0

 (1) Includes 218,854 shares reserved as of March 28, 2009 for future purchases by employees through payroll deductions under the Company’s ESPP.

Report of the Executive Compensation Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Executive Compensation Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

The Executive Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits, including stock options, of the named executive officers of the Company.

The Executive Compensation Committee reviewed and discussed the Compensation Discussion and Analysis, with management.  Based on the review and these discussions, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the members of the Executive Compensation Committee

W. Mark Loveless, Chairman
Elliott Schlam, Member
Milton Feng, Member

PROPOSAL 2: APPROVAL OF 2009 EQUITY INCENTIVE PLAN

We are asking our shareholders to approve our 2009 Equity Incentive Plan, or the 2009 Plan, at the Annual Meeting. On June 29, 2009, the Board approved the 2009 Plan, subject to shareholder approval. The 2009 Plan is the successor to and continuation of our 2001 Stock Option Plan, or the 2001 Plan. All outstanding stock awards granted under the 2001 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2001 Plan, but no additional awards will be granted under the 2001 Plan if this Proposal 2 is approved.

If our shareholders approve the 2009 Plan, the total number of shares of our common stock reserved for issuance under the 2009 Plan will consist of 1,000,000 shares plus 1) the number of shares which remain authorized for issuance under the 2001 Plan but which are not subject to outstanding stock awards as of August 14, 2009 (as of June 30, this was 157,109 shares), and 2) the number of shares subject to stock awards outstanding under the 2001 Plan as of August 14, 2009, that terminate prior to exercise and would otherwise be returned to the share reserves under the 2001 Plan (as of June 30, this was 1,452,240 shares), with the total shares in addition to the 1,000,000 shares being up to a maximum of 1,610,000 shares.

Why You Should Vote for the 2009 Plan

Stock Options Are an Important Part of Our Compensation Philosophy

The 2009 Plan is critical to our ongoing effort to build shareholder value. As discussed in the section entitled Compensation Discussion and Analysis, equity incentive awards are central to our compensation program. Our Board and its Compensation and Executive Compensation Committees believe that our ability to grant stock options to new and existing employees has helped us attract, retain, and motivate key talent. Since the potential value of stock options is realized only if our share price increases, this form of compensation provides a strong incentive for employees to work to grow the business and build shareholder value, and is most attractive to employees who share the entrepreneurial sprit that has made our company a success.

The 2009 Plan allows us to continue our current option practices, but unlike our 2001 Plan also provides us flexibility to alter these practices.  Our current practice is to grant non-statutory options to key employees with an exercise price equal to the fair market value of our stock on the date of grant.  Our options typically have a term of ten years and vest over five years, 20% on the date one year after their vesting start date and 20% at the end of each of the following four years.

The 2009 Plan will also provide us with continued flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock awards, including restricted stock awards, stock appreciation rights, restricted stock unit awards, performance stock awards, and performance cash awards. Accordingly, the 2009 Plan will allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for our success.

Our 2001 Plan is Expiring

Grants of equity awards to our employees, consultants and executive officers are currently made from our 2001 Plan. In May 2011, the 2001 Plan will expire and we will not be able to issue equity to our employees, consultants and executive officers unless our shareholders approve a new stock plan.  Furthermore, except to the extent outstanding options expire under the 2001 Plan, we would only have approximately 157,000 available for grant under the 2001 Plan through May 2011.  While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficultly attracting, retaining, and motivating our employees, consultants, executive officers and directors if we are unable to make equity grants to them. Stock options are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our shareholders to approve the 2009 Plan.   After carefully forecasting our anticipated growth rate for the next few years, we believe that the total of approximately 1,150,000 shares (the 1,000,000 new shares under the 2009 Plan and the estimated approximately 150,000 initially transferred unused shares from the 2001 Plan) will be sufficient for at least five years’ worth of equity grants under our current compensation program. We anticipate returning to shareholders for additional shares in 2014 but may elect to do so sooner if our growth plan accelerates.

The 2009 Plan Combines Compensation and Governance Best Practices

The 2009 Plan is the successor to and continuation of the 2001 Plan. We included provisions in the 2009 Plan that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•
Continued broad-based eligibility for equity awards. We grant stock options to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.

•
Shareholder approval is required for additional shares. The 2009 Plan does not contain an annual “evergreen” provision. The 2009 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares.

•	Limited share counting. Full value awards such as restricted stock or restricted stock units reduce the pool of shares available at a rate of 1.5 shares for every one share issued under such an award.

•	Repricing is not allowed without prior shareholder approval. The 2009 Plan prohibits the downward repricing of stock options and stock appreciation rights without prior shareholder approval.

•	Submission of 2009 Plan amendments to shareholders. The 2009 Plan requires shareholder approval for amendments to the 2009 Plan to the extent required by applicable laws, regulations or rules.

Description of the 2009 Equity Incentive Plan

The material features of the 2009 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan. Shareholders are urged to read the actual text of the 2009 Plan in its entirety, which is filed with this proxy statement as Annex One and is available at http://www.sec.gov.

Background and Purpose

The terms of the 2009 Plan provide for the grant of stock options, restricted stock, stock appreciation rights, restricted stock units, other stock-related awards, and performance awards that may be settled in cash, stock, or other property.

The purpose of the 2009 Plan is to provide a means by which employees, directors, and consultants may be given an opportunity to purchase our Common Stock to assist us in securing and retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success.

Shares Available for Awards

If this Proposal 2 is approved, the total number of shares of our Common Stock reserved for issuance under the 2009 Plan, or the Share Reserve, will consist of:

•	1,000,000 shares; plus

•	the additional number of shares which remain authorized for issuance under the 2001 Plan as of August 14, 2009, but which are not subject to outstanding stock options; and

•
the additional number of shares that are subject to any stock options outstanding as of August 14, 2009, under the 2001 Plan that may become available for grant under the 2009 Plan if they subsequently expire or terminate for any reason prior to exercise or settlement under the 2001 Plan, up to a maximum Share Reserve of 2,610,000 shares.

The number of shares available for issuance under the 2009 Plan is reduced by (i) one share for each share of common stock issued pursuant to an option with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, (ii) one share for each share of common stock subject to a stock appreciation right that is settled in common stock (regardless of the number of shares used to settle the stock appreciation right upon exercise), and (iii) 1.5 shares for each share of common stock issued pursuant to restricted stock, restricted stock units, performance stock awards, or other stock awards granted under the 2009 Plan.

On June 30, 2009, options to purchase approximately 1,452,000 shares were outstanding under our 2001 Plan, which other than our ESPP is our only equity compensation plan and only provides for option grants. The weighted average exercise price of all options outstanding under our 2001 Plan is approximately $27.07 , ranging from $11.30 to $46.92,and the weighted average remaining term of such options is approximately 6.48 years as of June 30, 2009.   A total of 12,893,114 shares of our common stock were outstanding as of June 30, 2009.  Except as set forth above in this paragraph, as of June 30, 2009, no other shares were subject to issuance upon the conversion of convertible securities or the exercise of options, warrants, or other rights.

If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the 2009 Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to us because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited shall revert to and again become available for issuance under the 2009 Plan.  Any shares reacquired by us pursuant to our withholding obligations or as consideration for the exercise of an option shall not again become available for issuance under the 2009 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2009 Plan.

To the extent there is a share of common stock issued pursuant to a stock award that counted as 1.5 shares against the number of shares available for issuance under the 2009 Plan, and such share of common stock again becomes available for issuance under the 2009 Plan, then the number of shares of common stock available for issuance under the 2009 Plan shall increase by 1.5 shares.

No participant in the 2009 Plan may be granted options, stock appreciation rights, restricted shares or restricted stock units covering more than 100,000 shares of our common stock in any calendar year, and no more than two times this amount in the first year of employment.

Eligibility

Incentive stock options may be granted under the 2009 Plan only to our employees (including executive officers) and employees of our affiliates. Our employees (including executive officers), consultants and directors, and the employees (including executive officers) and consultants of our affiliates are eligible to receive all other types of awards under the 2009 Plan. All of our approximately 360 employees as of June 30, 2009, directors and consultants are eligible to participate in the 2009 Plan.

Administration

The 2009 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the plan to a committee. Our Board intends to delegate to (i) its Executive Compensation Committee and (ii) its Compensation Committee the administration of the 2009 Plan with respect to the participation in the 2009 Plan by (i) our executive officers and employee directors and (ii) our non-executive employees and consultants who are not Board members.  Subject to the terms of the 2009 Plan, our Board or its Executive Compensation and Compensation Committees, as applicable, will determine recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, our Board or its Executive Compensation or Compensation Committees, as applicable, will also determine the exercise price of options granted under the 2009 Plan.

Repricing

The 2009 Plan expressly provides that, without the approval of the shareholders, the Board or its Executive Compensation or Compensation Committees shall not have the authority to reduce the exercise price of any outstanding stock options or stock appreciation rights under the plan, or cancel any outstanding underwater stock options or stock appreciation rights in exchange for cash, new stock awards under the 2009 Plan or a new award under the 2009 Plan with an exercise price that is less than the exercise price of the original award.

Stock Options

Stock options will be granted pursuant to stock option agreements. The exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant (or 110% in the case of an incentive stock option grant to a ten-percent shareholder). Options granted under the 2009 Plan will vest at the rate specified in the option agreement. A stock option agreement may provide for early exercise, prior to vesting, subject to our right to repurchase unvested shares in certain circumstances. Unvested shares of our common stock issued in connection with an early exercise may be repurchased by us.

The term of stock options granted under the 2009 Plan may not exceed ten years (or five years in the case of an incentive stock option grant to a ten-percent shareholder). Each stock option agreement will set forth any limitations on the right of the optionholder to exercise the stock option following termination of service with us or any affiliate of ours.

Acceptable forms of consideration for the purchase of our common stock issued under the 2009 Plan will be determined by our Board or its Executive Compensation or Compensation Committees, as applicable, and may include cash, common stock previously owned by the optionholder, payment through a broker assisted cashless exercise, full-recourse promissory note (except for executive officers or directors), or other legal consideration approved by our Board or its Executive Compensation or Compensation Committees, as applicable.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution, unless otherwise permitted under the terms of the applicable stock option agreement.

Limitations

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options, or ISOs, may be exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonstatutory stock options, or NSOs. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs shall be the total shares reserved for issuance under the 2009 Plan.

Restricted Stock Awards

Restricted stock awards will be granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for the recipient’s services performed for us or an affiliate of ours. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by our Board or its Executive Compensation or Compensation Committees, as applicable. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Stock Appreciation Rights

Stock appreciation rights will be granted pursuant to stock appreciation right agreements.  Stock appreciation rights typically will provide for payments to the holder based upon increases in the price of our Common Stock over the fair market value of our Common Stock on the date of grant, referred to as the exercise price. The exercise price of a stock appreciation right will be determined by our Board or its Executive Compensation or Compensation Committee, as applicable, and may vary in accordance with a predetermined formula while the stock appreciation right is outstanding.  We may elect to pay stock appreciation rights in cash or in Common Stock or in a combination of cash and Common Stock.

Restricted Stock Unit Awards

Restricted stock unit awards will be granted pursuant to restricted stock unit award agreements. We will settle a restricted stock unit award by delivery of shares of our Common Stock, by cash, or by a combination of cash and stock as deemed appropriate by our Board or its Executive Compensation or Compensation Committee, as applicable and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by our Board or its Executive Compensation or Compensation Committee, as applicable. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2009 Plan provides that Awards may be granted, issued, vested or retained based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our Board or its Executive Compensation or Compensation Committee, as applicable.

Performance goals under the 2009 Plan shall be determined by our Board or its Executive Compensation or Compensation Committee, as applicable, based on or related to one or more of the following performance criteria:

•	cash flow;
•	earnings per share;
•	earnings before interest, taxes and amortization;
•	return on equity;
•	total shareholder return;
•	share price performance;
•	return on capital;
•	return on assets or net assets;
•	revenue;
•	income or net income;
•	operating income or net operating income;
•	operating profit or net operating profit;
•	operating margin or profit margin;
•	return on operating revenue;
•	return on invested capital;
•	design wins;
•	new product introductions; or
•	market segment shares.

Automatic Option Grants to Directors

The 2009 Plan provides for the automatic grant of options to our non-employee directors.  Each non-employee director who first joins the Board on or after the August 14, 2009, effective date of the 2009 Plan and was not previously an employee will receive an option to purchase 10,000 shares of our common stock on the first business day following the date of election or appointment to the Board.  On the first business day following the conclusion of each regular annual meeting of our shareholders, commencing with the August 14, 2009 annual meeting, each non-employee director who has been serving on the Board for at least six months will receive an option to purchase 5,000 shares of our common stock.  These options are for a term of ten years and vest as to 20% of the shares on their date of grant, with the balance vesting in equal installments on the first four anniversaries of their date of grant.  The vesting of these options accelerates by one year on a change in control of the company.  The exercise price of these options will be equal to 100% of the fair market value of a share of common stock on the date of grant.  Those of our current directors who are re-elected as Board members on August 14, 2009 would therefore receive 5,000 share option grants on August 15, 2009, as they are incumbent directors re-elected to the Board.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split or stock dividend, the class and number of shares reserved under the 2009 Plan (including share limits) and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the 2009 Plan may be assumed, continued or substituted for by any surviving entity.  If the surviving entity elects not to assume, continue or substitute for such awards, the outstanding stock awards may be terminated, if and to the extent not exercised at or prior to the effective time of the corporate transaction, provided that the vesting or exercisability of time-based awards is accelerated one year, or we may terminate the stock awards upon payment of their intrinsic value in cash or cash equivalents.

Plan Amendments

Our Board will have the authority to amend or terminate the 2009 Plan. However, in general, no amendment or termination of the plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain shareholder approval of any amendment to the 2009 Plan if required by applicable law.

Plan Termination

Unless sooner terminated by the Board, the 2009 Plan shall automatically terminate on June 29, 2019, the day before the tenth anniversary of the date the 2009 Plan was adopted by the Board.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2009 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights

Generally, there is no taxation upon the grant of a stock appreciation right where the stock appreciation right is granted with an exercise price not less than the fair market value of the underlying stock on the grant date. On exercise, the recipient of a stock appreciation right will recognize ordinary income equal to the amount of cash or the value of the shares of Common Stock we distribute to the recipient.  If the recipient is employed by us or one of our affiliates, that income will be subject to withholding tax. The recipients’ tax basis in the shares received, if any, will be equal to their fair market value on the date of exercise of the stock appreciation right, and the recipient’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount, if any, paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Section 162 Limitations

Compensation of persons who are “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2009 Plan is intended to enable our Board or its Executive Compensation or Compensation Committees, as applicable, to grant awards that will be exempt from the deduction limits of Section 162(m).

New Plan Benefits of the 2009 Equity Incentive Plan

Our Board or its Executive Compensation or Compensation Committees, has not made any determination with respect to future awards under the 2009 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2009 Plan. As described above, our non-employee directors are eligible to receive automatic grants under the 2009 Plan. Because awards under the Plan are subject to the discretion of the Board or its Executive Compensation or Compensation Committees, as applicable, awards and benefits under the 2009 Plan for the current or any future year are not determinable. Future option exercise prices under the 2009 Plan are not determinable because they will be based upon the fair market value of our Common Stock on the date of grant. No restricted stock units, restricted stock awards, performance awards or other stock awards have been awarded under the 2009 Plan.

In fiscal 2009, our named executive officers received option grants under the 2001 Plan as set forth in this Proxy Statement in the table entitled “Fiscal 2009 Grants of Plan-Based Awards” under the caption “Compensation of Executive Officers.”  In fiscal 2009, our outside directors received option grants under the 2001 Plan as set forth in this Proxy Statement in the table entitled  “Fiscal 2009 Director Compensation” under the heading “Compensation of Outside Directors.” The following table sets forth information with respect to stock options granted under the 2001 Plan in fiscal 2009 to the following:

Name and Position	Number of Options (#)(1)

All current executive officers as a group (8 persons)	280,000
All current non-employee directors as a group (3 persons)	15,000
All employees and consultants, including current officers who are not executive officers, as a group	302,500

(1)	All options were granted at an exercise price per share equal to the fair market value on the date of grant.

 The 2009 Plan will become effective if, and when, this Proposal 2 is approved by our shareholders. The Board of Directors approved the 2009 Plan on June 29, 2009, subject to shareholder approval of the 2009 Plan.

Required Vote and Board of Directors Recommendation

Approval of Proposal 2 requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting, and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum, which is 3,223,279 shares. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes represented and cast is not at least 3,223,279 votes and therefore does not constitute a majority of the voting power required to constitute a quorum.  The approval of the 2009 Plan is a proposal on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, abstentions and broker non-votes may exist with respect to this proposal.  Accordingly, it is important for you to provide instructions to your broker or other nominee on how you wish to vote on this proposal.

Our Board of Directors believes that approval of Proposal 2 is in our best interests and the best interests of our shareholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2009 EQUITY INCENTIVE PLAN.  UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE 2009 EQUITY INCENTIVE PLAN.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit and Corporate Governance Committee has selected PricewaterhouseCoopers LLP, as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending April 3, 2010, subject to shareholder ratification. PricewaterhouseCoopers LLP was the Company's independent registered public accounting firm for the fiscal year ended March 28, 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Accountants Fees.  The Audit and Corporate Governance Committee pre-approves and reviews audit and permissible non-audit services to be performed by the Company’s principal independent registered public accounting firm, PricewaterhouseCoopers LLP, including fees charged for such services.  The Audit and Corporate Governance Committee approved the provision of all of the services described below and determined that such provision is compatible with maintaining the independence of PricewaterhouseCoopers LLP.  The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for fiscal years 2009 and 2008:

	Fiscal Years
Description of Services	2009	2008(4)
Audit fees (1)	$868,964	$921,541
Tax Fees (2)
Tax Compliance	8,221	118,993
All Other fees (3)	1,650	2,400
Total	$878,835	$1,042,934

(1)
Audit Fees represent the aggregate fees billed or to be billed for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports during such period, and assistance and review of documents provided in connection with statutory or regulatory filings, and Section 404 attestation.

(2)	Tax Fees represent the aggregate fees billed or to be billed for professional services rendered for tax return compliance.

(3)	Other fees represented fees billed for the research database subscriptions and registration fee for professional education seminars.

(4)	Amounts in this column are adjusted to reflect the actual fees billed.

Pre-Approval Policies and Procedures.  It is the Company’s policy that all non-audit services to be performed by the Company’s principal independent registered public accounting firm must be approved in advance by the Audit and Corporate Governance Committee. The Company’s policy on auditor independence requires that, prior to engaging its principal independent registered public accounting firm in any non-audit related activity other than that specifically authorized by the Company’s policy on auditor independence, Company management reports to the Audit and Corporate Governance Committee the nature of the proposed activity, including the reasons why: (i) it is necessary or beneficial to the Company to use its principal independent registered public accounting firm to engage in such activity, and (ii) the steps being taken to ensure that the engagement of its independent registered public accounting firm in such activity will not, among other things, violate applicable laws or regulations of the United States and applicable states, or the rules and regulations of the NASDAQ Stock Market, on which the Company’s securities are listed. In order for the Company to engage its principal independent registered public accounting firm in the proposed activity, the Company must obtain Audit and Corporate Governance Committee approval.

Board Recommendation on Proposal 3: Vote Required

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 3, 2010, will be approved upon the favorable vote of the majority of the Votes Cast on the Proposal, provided that such favorable vote constitutes at least a majority of the required quorum for the Annual Meeting.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by the Company’s By-Laws or otherwise.  The Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice.  In the event the shareholders fail to ratify the selection, the Audit and Corporate Governance Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit and Corporate Governance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Corporate Governance Committee determines that such a change could be in the best interests of the Company and its shareholders.

THE BOARD OF THE DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING APRIL 3, 2010.  THE VOTE REQUIRED TO APPROVE THIS PROPOSAL IS A MAJORITY OF THE SHARES PRESENT AND VOTING AT THE MEETING (PROVIDED THE SHARES VOTING AFFIRMATIVELY ALSO CONSTITUTE AT LEAST A MAJORITY OF THE REQUIRED QUORUM).

OTHER MATTERS

The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold.  You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

Any person who was a beneficial owner of common stock on the record date for the 2009 Annual Meeting may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2009 filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company’s reasonable expenses in furnishing such exhibits).  The request for such materials should identify the person making the request and set forth a good faith representation that as of June 19, 2009, record date, the requesting person was entitled to vote at the 2009 Annual Meeting. The request should be, as directed to Supertex, Inc., Attention: Investor Relations, 1235 Bordeaux Drive, Sunnyvale, California 94089.

BY ORDER OF THE BOARD OF DIRECTORS OF
SUPERTEX, INC.

Henry C. Pao
President & CEO
July 2, 2009
Sunnyvale, California

APPENDIX 1

SUPERTEX, INC.

2009 EQUITY INCENTIVE PLAN

(Adopted by the Board of Directors on June 29, 2009)

Supertex, Inc.
2009 Equity Incentive Plan

Supertex, Inc.
2009 Equity Incentive Plan

i

(ff)	Stock Unit Agreement	5
(gg)	Subsidiary	5
(hh)	Total and Permanent Disability	5
SECTION 3.	ADMINISTRATION.	5
(a)	Committee Composition	5
(b)	Committee for Non-Officer Grants	5
(c)	Committee Procedures	5
(d)	Committee Responsibilities	5
SECTION 4.	ELIGIBILITY.	7
(a)	General Rule	7
(b)	Automatic Grants to Outside Directors	7
(c)	Ten-Percent Shareholders	8
(d)	Attribution Rules	8
(e)	Outstanding Stock	8
SECTION 5.	STOCK SUBJECT TO PLAN.	8
(a)	Basic Limitation	8
(b)	Award Limitation	8
(c)	Additional Shares	9
SECTION 6.	RESTRICTED SHARES.	9
(a)	Restricted Stock Agreement	9
(b)	Payment for Awards	9
(c)	Vesting	9
(d)	Voting and Dividend Rights	9
(e)	Restrictions on Transfer of Shares	9
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	10
(a)	Stock Option Agreement	10
(b)	Number of Shares	10
(c)	Exercise Price	10
(d)	Withholding Taxes	10
(e)	Exercisability and Term	10
(f)	Exercise of Options	10
(g)	Effect of Change in Control	11
(h)	No Rights as a Shareholder	11
(i)	Modification, Extension and Renewal of Options	11
(j)	Restrictions on Transfer of Shares	11
(k)	Buyout Provisions	11
SECTION 8.	PAYMENT FOR SHARES.	12
(a)	General Rule	12
(b)	Surrender of Stock	12

Supertex, Inc.
2009 Equity Incentive Plan

ii

(c)	Services Rendered	12
(d)	Cashless Exercise	12
(e)	Exercise/Pledge	12
(f)	Promissory Note	12
(g)	Other Forms of Payment	12
(h)	Limitations under Applicable Law	12
SECTION 9.	STOCK APPRECIATION RIGHTS.	12
(a)	SAR Agreement	12
(b)	Number of Shares	13
(c)	Exercise Price	13
(d)	Exercisability and Term	13
(e)	Effect of Change in Control	13
(f)	Exercise of SARs	13
(g)	Modification or Assumption of SARs	13
(h)	Buyout Provisions	14
SECTION 10.	STOCK UNITS.	14
(a)	Stock Unit Agreement	14
(b)	Payment for Awards	14
(c)	Vesting Conditions	14
(d)	Voting and Dividend Rights	14
(e)	Form and Time of Settlement of Stock Units	14
(f)	Death of Recipient	15
(g)	Creditors' Rights	15
SECTION 11.	ADJUSTMENT OF SHARES.	15
(a)	Adjustments	15
(b)	Dissolution or Liquidation	15
(c)	Reorganizations	16
(d)	Reservation of Rights	16
SECTION 12.	DEFERRAL OF AWARDS.	16
(a)	Committee Powers	16
(b)	General Rules	17
SECTION 13.	AWARDS UNDER OTHER PLANS.	17
SECTION 14.	PAYMENT OF DIRECTOR'S FEES IN SECURITIES.	17
(a)	Effective Date	17
(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	17
(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	17
SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS.	17
SECTION 16.	WITHHOLDING TAXES.	18
(a)	General	18

Supertex, Inc.
2009 Equity Incentive Plan

iii

(b)	Share Withholding	18
SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS.	18
(a)	Transferability	18
(b)	Qualifying Performance Criteria	18
SECTION 18.	NO EMPLOYMENT RIGHTS.	19
SECTION 19.	DURATION AND AMENDMENTS.	19
(a)	Term of the Plan	19
(b)	Right to Amend or Terminate the Plan	19
(c)	Effect of Termination	19
SECTION 20.	EXECUTION.	20

Supertex, Inc.
2009 Equity Incentive Plan

iv

SUPERTEX, INC.

2009 EQUITY INCENTIVE PLAN

SECTION 1.	ESTABLISHMENT AND PURPOSE.

The 2009 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors on June 29, 2009, subject to and effective upon approval by shareholders of Supertex Inc. (“the Company”) on August 14, 2009 (the “Effective Date”). The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options), or stock appreciation rights.

SECTION 2.	DEFINITIONS.

 (a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

 (b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

 (c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

 (d) “Change in Control” shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)	Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)
Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

Supertex, Inc.
2009 Equity Incentive Plan

1

(iii)
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.  Within the limitations of the Plan, any references to the Committee shall also include the Board and such committee or committees appointed pursuant to Section 3(b).

(g) “Company” shall mean Supertex, Inc., a California corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

Supertex, Inc.
2009 Equity Incentive Plan

2

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink OTC Market Inc.;

(ii)	If the Stock was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The NASDAQ Stock Market LLC;

(iii)
If the Stock was traded on a United States stock exchange other than The NASDAQ Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

Supertex, Inc.
2009 Equity Incentive Plan

3

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent or a Subsidiary.

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2009 Stock Incentive Plan of Supertex, Inc., as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

Supertex, Inc.
2009 Equity Incentive Plan

4

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean any permanent and total disability as defined by section 22(e)(3) of the  Code.

SECTION 3.	ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Board or a Committee appointed by the Board. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

Supertex, Inc.
2009 Equity Incentive Plan

5

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

(vi)	To select the Offerees and Optionees;

(vii)	To determine the number of Shares to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Supertex, Inc.
2009 Equity Incentive Plan

6

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.	ELIGIBILITY.

(a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SAR.

(b) Automatic Grants to Outside Directors.

(i)
Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option to purchase 10,000 Shares (subject to adjustment under Section 11) on the first business day following his or her election or appointment to the Board of Directors.

(ii)
On the first business day following the conclusion of each regular annual meeting of the Company’s shareholders, commencing with the annual meeting occurring on the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive a Non-Statutory Option to purchase 5,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months.

(iii)
The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).   Twenty percent (20%) of the Shares subject to each Option granted under this Section 4(b) shall vest and become exercisable on the date of grant. The balance of the Shares subject to such Option (i.e. the remaining eighty percent (80%)) shall vest and become exercisable as to twenty percent (20%) of the total number of Shares subject to such Option on each of the first four (4) anniversaries of  the  date of grant of such Option, so that the Option is fully vested on the fourth anniversary of its date of grant.  Notwithstanding the foregoing, each such Option shall become vested as to one (1) additional year if a Change in Control occurs with respect to the Company during the Optionee’s Service.

Supertex, Inc.
2009 Equity Incentive Plan

7

(iv)
All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date one month after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.	STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 1,000,000 Shares, plus (i) the number of shares which remain authorized for issuance under the Company’s 2001 Stock Option Plan on the effective date of this Plan but which are not subject to outstanding options, and (ii) any Shares subject to outstanding options under the Company’s 2001 Stock Option Plan on the effective date of this Plan which are subsequently forfeited or terminated for any other reason before being exercised, such number of additional Shares to the 1,000,000 Shares not to exceed an aggregate of 1,610,000 Shares. Shares subject to Options and SARs shall be counted against this limit as one (1) Share for every one (1) Share subject to the Option or SAR.  Shares subject to Awards other than Options shall be counted against this limit as 1.5 Shares for every one (1) Share subject to the Award.   The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares which are subject to Options, SARs or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation.  Subject to the provisions of Section 11, no Participant may receive Options, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 100,000 Shares.

Supertex, Inc.
2009 Equity Incentive Plan

8

(c) Additional Shares.  If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall not be counted against the maximum Share limitation under this Section 5 and shall again become available for Awards under the Plan.  If Stock Units or Options are forfeited or terminate for any other reason before being settled or exercised, then the corresponding Shares subject to the Award shall not be counted against the maximum Share limitation under this Section 5 and shall again become available for Awards under the Plan.  To the extent that a Share subject to an Award which counted as 1.5 Shares against the limit on the number of Shares available for issuance under the Plan pursuant to Section 5(a), again becomes available for Awards pursuant to this Section 5(c), then the number of Shares available for Awards shall increase by 1.5 Shares.  Any Awards settled in cash will not be counted against the maximum Share limitation under this Section 5.  Any Shares exchanged or withheld as full or partial payment to the Company of the Exercise Price or tax withholding will not be returned to the number of Shares available for issuance under the Plan. When a SAR is settled in Shares, the Shares subject to the SAR shall be counted against the maximum Share limitation as one (1) Share for every Share subject to the SAR, regardless of the number of Shares used to settle the SAR upon exercise.

SECTION 6.	RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (except for executive officers and directors), sign-on bonus, and past services.

(c) Vesting.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Supertex, Inc.
2009 Equity Incentive Plan

9

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price.  The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)).  A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.  Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

Supertex, Inc.
2009 Equity Incentive Plan
10

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.  In addition, notwithstanding any other provision of the Plan, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), in no event shall the Committee reduce the Exercise Price of an outstanding Option, or cancel any outstanding Option having a per Share Exercise Price greater than the Fair Market Value of a Share in exchange for cash, another Award or an Option with an Exercise Price that is less than the Exercise Price of the original Option, without shareholder approval.

(j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions. Subject to Section 7(i), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

Supertex, Inc.
2009 Equity Incentive Plan

11

SECTION 8.	PAYMENT FOR SHARES.

(a) General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the Award.  If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, except for officers and directors, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g) Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.	STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

Supertex, Inc.
2009 Equity Incentive Plan

12

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.  In addition, notwithstanding any other provision of the Plan, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), in no event shall the Committee reduce the Exercise Price of an outstanding SAR, or cancel any outstanding SAR having a per Share Exercise Price greater than the Fair Market Value of a Share in exchange for cash, another Award or a SAR with an Exercise Price that is less than the Exercise Price of the original SAR, without shareholder approval.

Supertex, Inc.
2009 Equity Incentive Plan

13

(h) Buyout Provisions.  Subject to Section 9(g), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.	STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

Supertex, Inc.
2009 Equity Incentive Plan

14

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.	ADJUSTMENT OF SHARES.

(a) Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)	The limitations set forth in Sections 5(a) and (b);

(iii)	The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv)	The number of Shares covered by each outstanding Option and SAR;

(v)	The Exercise Price under each outstanding Option and SAR; and

(vi)	The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

Supertex, Inc.
2009 Equity Incentive Plan

15

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)
Full acceleration of the expiration date of the outstanding unexercised Awards to a date not earlier than thirty (30) days after notice to the Participant accompanied by acceleration by one (1) year of the vesting of those Awards which vest based on the passage of time;

(v)	Settlement of the intrinsic value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.	DEFERRAL OF AWARDS.

(a) Committee Powers. The Committee (in its sole discretion) may grant an Award that permits or requires a Participant to:

(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

Supertex, Inc.
2009 Equity Incentive Plan

16

(b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.	AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

Supertex, Inc.
2009 Equity Incentive Plan

17

SECTION 16.	WITHHOLDING TAXES.

(a)  General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) design wins, (q) new product introductions, or (r) market segment shares (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Criteria to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

Supertex, Inc.
2009 Equity Incentive Plan

18

SECTION 18.	NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19.	DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on June 29, 20191 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

[Remainder of this page intentionally left blank]

[1]	Date will be ten years from date of adoption of plan by Board, if prior to shareholder approval.

Supertex, Inc.
2009 Equity Incentive Plan

19

SECTION 20.	EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                            SUPERTEX, INC.

By:	Henry C. Pao
President & CEO

Supertex, Inc.
2009 Equity Incentive Plan

20

REVOCABLE PROXY
SUPERTEX, INC.

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 14, 2009
10:00 A.M.

The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 2, 2009, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 14, 2009, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE ADOPTION OF THE 2009 EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 3, 2010, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

SUPERTEX, INC. — ANNUAL MEETING, AUGUST 14, 2009

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call **toll free 1-866-814-2812** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

<u>**or**</u>

2. Via the Internet at **https://www.proxyvotenow.com/supx** and follow the instructions.

<u>**or**</u>

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

i

REVOCABLE PROXY
SUPERTEX, INC.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

Annual Meeting of Shareholders
AUGUST 14, 2009

	For	Withhold All	For All Except
1. ELECTION OF DIRECTORS:	☐	☐	☐

Nominees:
(01) Henry C. Pao (02) Benedict C. K. Choy
(03) W. Mark Loveless (04) Elliott Schlam
(05) Milton Feng

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Mark here if you plan to attend the meeting ☐

Mark here for address change and note change ☐

____

____

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m. ET, August 14, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m. ET, August 14, 2009:

1-866-814-2812

Vote by Internet

anytime prior to 3 a.m. ET, August 14, 2009 go to

https://www.proxyvotenow.com/supx

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SUPERTEX, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 19, 2009
Date: August 14, 2009 **Time:** 10:00 AM PDT
Location: Supertex, Inc.
1235 Bordeaux Drive
Sunnyvale, CA 94089

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000027654_1 R2.09.03.17

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 02, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000027654_2 R2.09.03.17

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Henry C. Pao	02 Benedict C.K. Choy	03 W. Mark Loveless	04 Elliott Schlam	05 Milton Feng

The Board of Directors recommends you vote FOR the following proposal(s):

BARCODE

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000027654_3 R2.09.03.17

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000027654_4 R2.09.03.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence